Exhibit 99.1

March 29, 2013 Year-End Review 2012 Two BriarLake Plaza – Houston, TX © 2013 Behringer Harvard, REIT I, Inc.

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. © 2013 Behringer Harvard, REIT I, Inc.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities to fund distributions and capital expenditures; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; our ability to strategically dispose of assets on favorable terms; our level of debt and the terms and limitations imposed on us by our debt agreements; our ability to retain our executive officers and other key personnel; the increase in our direct overhead as a result of becoming a self-managed company; conflicts of interest and competing demands faced by certain of our directors; limitations on our ability to terminate our property management agreement and certain services under our administrative services agreement; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our 2012 Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission. © 2013 Behringer Harvard, REIT I, Inc.

Portfolio Characteristics Dec. 2011 Dec. 2012 Operating properties 57 50 Square feet* 20.4 million 18.9 million Occupancy* 84% 86% Markets 30 26 *Represents our pro rata ownership share 10 South Riverside – Chicago, IL

Economic Update Source: Bureau of Labor Statistics Employment Hiring picked up in February, helping bring the unemployment rate down to 7.7%, its lowest level since December 2008 Total nonfarm payroll employment for February increased by 236,000 jobs with gains in the professional and business services, construction, and health care sectors. This compares favorably to 119,000 jobs created in January, and a monthly average of 183,000 new jobs in 2012 According to CNN’s Money, “employers have been adding jobs for three straight years, but still, it's happening too gradually for the labor market to return to where it was at the beginning of the Great Recession” Other Economic Drivers Headlines in Europe continue to remind us of the broader issues in the global economy In the U.S., while the tax increases and automatic spending cuts have dampened growth, the economy continues to improve, albeit at a slow pace The low-interest rate environment, accompanied by lower home inventory, has begun to spur growth in housing, a positive for the economy Inconsistency in economic headlines continue to cause businesses to remain cautious © 2013 Behringer Harvard, REIT I, Inc.

Summary of 2012 Accomplishments Internalized the management team, reducing our future operating costs by approximately $11 million annually Generated cash savings of $4.5 million in 2012 and cumulative cash savings of $11.1 million, through our work with special servicers on the troubled assets Leased 2.8 million square feet, marking the third consecutive year of leasing 15% or more of our total net rentable square feet Increased occupancy from 84% at December 2011 to 86% at December 2012 resulting from positive net absorption and the disposition of troubled assets Decreased outstanding borrowings under our $340 million credit facility from a high of $298 million at March 31 to $208 million at December 31 Reduced leverage on our current estimated real estate value to 64.4% at December 2012 from 66.4% at December 2011

Summary of 2012 Accomplishments (continued) Disposed of seven properties during the year totaling 1.8 million square feet and exited four non-core markets Signed a 159,000 square foot lease with Samsung Engineering and began development of the 333,000 square foot Two BriarLake Plaza building in Houston, Texas Achieved BOMA 360 designation on three additional properties bringing the total to more than 50% of our properties Increased MFFO from $7.5 million in Q1 to $13.3 million, $15.4 million and $17.0 million, in Q2 thru Q4, respectively

Reducing the Geographic Footprint Exited four non-core markets and reduced our presence in two other non-core markets Sold the El Camino Real and Alamo Plaza properties, exiting Los Altos, CA and Denver, CO Including the Paces West recapitalization completed on January 9, 2013, reduced troubled assets from 3.1 million square feet at December 2011 to 1.6 million square feet; exited Portland, OR, and St. Louis, MO, and reduced our presence in Atlanta, GA, and the Minneapolis/St. Paul, MN, metro area Reducing our geographic footprint should allow us to increase our operating efficiencies and focus our capital in markets where we believe we can add value

Managing Liquidity by Selling Non-Strategic Assets The sale of El Camino Real and Alamo Plaza allowed us to not only reduce our geographic footprint but also, along with net proceeds of $55.7 million from the sale of our One City Centre property, a non-strategic asset located in a core market, provided capital to meet our near-term liquidity needs.

Significant Leases

- Bank of America Plaza (Charlotte, NC) – New lease totaling 139,000 square feet increasing property occupancy to 93% at year end, up from 80% at the beginning of 2012
- 5 & 15 Wayside (Burlington, MA) – Two new leases totaling 96,000 square feet increasing property occupancy to 96% at year end, up from 72% at the beginning of the year
  - Stabilizing this property created the opportunity to exit this non-core market in March 2013, achieving a price approximately $3 million above the December 2012 estimated valuation
- Three Parkway (Philadelphia, PA) – 67,000 square foot renewal and 120,000 square foot phased expansion. Increased occupancy of the property to 92% at year end, up from 87% at the beginning of the year
- Eldridge Place (Houston, TX) – New lease totaling 89,000 square feet increasing occupancy of this 824,000 square foot, three-building portfolio to 98% at year end, up from 89% at the beginning of the year
- One BriarLake Plaza (Houston, TX) – Extension of 204,000 square foot tenant from a 2018 expiration to 2024 and 28,000 square foot expansion. We increased occupancy of the property to 95% at year end, up from 89% at the beginning of the year
- Two BriarLake Plaza (Houston, TX) – 159,000 square foot lease providing the opportunity to develop Phase II of the BriarLake office complex
- The Terrace (Austin, TX) – 101,000 square feet of new and expansion leases. Once these leases commence in 2013, property occupancy will increase to 81%, from a low of 67% in August 2012 following a former tenant's relocation to their newly constructed headquarters
- Forum Office Park (Louisville, KY) – 130,000 square foot new lease. Once this lease commences in 2013, property occupancy will increase from 80% at December 2012 to 95%.

BEHRINGERHARVARD
REIT I, INC.

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©2013 Behringer Harvard, REIT I, Inc.

December 2012 Estimated Valuation Engaged Altus Group, an independent, third party real estate research, valuation and advisory firm, to appraise our real estate assets and estimate the fair value of our debt Board of Directors reviewed the Altus work and established an estimated per share value of $4.01 The estimated valuation reflects a decrease of 63 cents per share, or 13.6%, compared to last year’s estimated per share valuation of $4.64 Factors contributing to the decline: 13 cent, or 1.2%, decline in real estate value almost entirely attributable to where market rental rates are today and the current third-party outlook as to the pace at which market rental rates will increase in future years, compared to the third-party outlook a year ago; 25 cent reduction resulting from the significant decline in borrowing rates from a year ago causing our in-place interest rates to be above current market interest rates; 15 cent reduction resulting from the use of cash and restricted cash primarily for funding of leasing and other operating expenditures, such as tenant improvements; and 10 cent reduction due to the payment of distributions to stockholders

Portfolio Characteristics – Core and Non-Core Properties As of December 31, 2012: Core Properties 24 operating properties 13.0 million square feet* 88% occupancy* 11 markets 77% CBD Non-Core Properties 26 operating properties 5.8 million square feet* 80% occupancy* 15 markets 33% CBD *Represents our pro rata ownership share 59.5% levered** 85.8% levered** **Calculated as book value of debt divided by the December 2012 estimated real estate value

Eight Largest Markets – by Percent of Net Operating Income* *Represents NOI generated during the three months ended December 31, 2012, by properties owned as of December 31, 2012. Note: While historically Austin, Texas, was included in our eight largest markets and continues to be one of our core markets, a significant tenant vacated in August 2012, moving to their newly constructed headquarters, resulting in a drop in fourth quarter NOI. © 2013 Behringer Harvard, REIT I, Inc.

Eight Largest Markets by Percent of Net Operating Income Occupancy Trends Market Occupancy December 2011 Occupancy December 2012 Change Chicago, IL 85% 85% - Houston, TX 92% 91% - 1% Philadelphia, PA 89% 93% + 4% Charlotte, NC 80% 93% +13% Dallas/Ft. Worth, TX 87% 88% +1% Washington, D.C. 89% 84% - 5% Baltimore, MD 91% 92% + 1% Louisville, KY 77% 78% + 1% Note: Historically Austin, Texas, was included in our eight largest markets; however, a significant tenant vacated in August 2012 decreasing occupancy from 96% at December 2011 to 67% at December 2012. Factoring in the impact of executed leases that will commence in 2013, this market is currently 81% leased. © 2013 Behringer Harvard, REIT I, Inc.

Leasing and Increasing Occupancy During 2012, we leased 2.8 million square feet and achieved positive net absorption of 130,000 square feet During the last three years, we have leased approximately 49% of the then-existing net rentable square feet In 2012, we achieved straight-lined net rents 5% above expiring rents Our average effective rent has increased from $23.71 per square foot at December 31, 2011, to $25.14 per square foot at December 31, 2012, an increase of 6.0% Our leasing activity included 1.4 million square feet of renewals and 1.4 million square feet of new and expansion leasing Occupancy at December 31, 2012, stood at 86%, up from 84% at December 31, 2011, resulting from positive net absorption and the disposition of troubled assets

Portfolio Leasing 2009-2012 Percentage of Total Properties’ Square Feet Avg. 14.75%

Leasing Cost Analysis – 2012 Total of $83.1 million in leasing costs Renewals 1,402,000 square feet $27.2 million, or $3.80 per square foot per year of lease term, in tenant improvement and commission costs 5.1 year average term Expansions 637,000 square feet $24.4 million, or $4.79 per square foot per year of lease term, in tenant improvement and commission costs 8.0 year average term New leases 786,000 square feet $31.5 million, or $5.20 per square foot per year of lease term, in tenant improvement and commission costs 7.7 year average term Note: These figures include our pro rata share of leasing activity at all properties. The Terrace – Austin, TX © 2013 Behringer Harvard, REIT I, Inc.

Funds from Operations (FFO*) and Modified Funds from Operations (MFFO*) FFO attributable to common stockholders for the fourth quarter 2012 was $54.3 million, or $0.18 per diluted share MFFO attributable to common stockholders for the fourth quarter 2012 was $17.0 million, or $0.06 per diluted share Excludes: $32.0 million gain on troubled debt restructuring, $2.8 million straight-line rent adjustment (including free rent), and $2.5 million amortization of above / below market rent intangibles, net *Reconciliations of net loss to FFO and MFFO attributable to common stockholders are contained in the Current Report on Form 8-K that was filed on March 29, 2013. © 2013 Behringer Harvard, REIT I, Inc.

Same store cash NOI* for fourth quarter 2012 was $53.4 million Increased $4.9 million, or 10.1%, as compared to fourth quarter 2011 Same store property revenue in fourth quarter 2012 totaled $106.1 million Increased $2.7 million, or 2.6%, as compared to fourth quarter 2011 primarily due to tenants transitioning from free rent into cash paying rent phase of leases Same store property expenses in fourth quarter 2012 were $52.7 million Decreased $2.2 million, or 3.9%, as compared to fourth quarter 2011 primarily due to: Reduction in property repairs and maintenance expenses Collection of the MF Global receivables previously written off as bad debt Same Store Results – 4th Quarter 2012 vs. 4th Quarter 2011 *Reconciliations of net loss to same store cash NOI are contained in the Current Report on Form 8-K that was filed on March 29, 2013. © 2013 Behringer Harvard, REIT I, Inc.

Same Store cash NOI* for 2012 was $196.5 million Decreased $4.1 million, or 2.0%, as compared 2011 Same Store property revenue for 2012 totaled $401.8 million Decreased $3.9 million, or 1.0%, as compared to 2011 primarily due to: Reduction in operating expense reimbursements from tenants Offset by an increase in rental revenue including the transition from free rent to cash paying rent Same store property expenses for 2012 were $205.3 million Increased $0.2 million, or 0.1%, as compared to 2011 Same Store Results – Year Ended 2012 vs. Year Ended 2011 *Reconciliations of net loss to same store cash NOI are contained in the Current Report on Form 8-K that was filed on March 29, 2013. © 2013 Behringer Harvard, REIT I, Inc.

Same store cash NOI* for fourth quarter 2012 was $53.4 million Increased $1.6 million, or 3.2%, as compared to third quarter 2012 Same store property revenue in fourth quarter 2012 totaled $106.1 million Increased $1.5 million, or 1.4%, as compared to third quarter 2012 primarily due to: Collection of previously written off rent related to MF Global Same store property expenses in fourth quarter 2012 were $52.7 million Decreased $0.2 million, or 0.3%, as compared to third quarter 2012 Same Store Results – 4th Quarter 2012 vs. 3rd Quarter 2012 *Reconciliations of net loss to same store cash NOI are contained in the Current Report on Form 8-K that was filed on March 29, 2013. © 2013 Behringer Harvard, REIT I, Inc.

Strengthening the Balance Sheet By disposing of troubled assets, we eliminated $76.2 million of debt during 2012. We further reduced our debt balance by $74.1 million through the recapitalization of Paces West in January 2013 Through the sale of El Camino Real, Alamo Plaza and One City Centre, we repaid $84.2 million of property level debt and paid down the credit facility by approximately $97.7 million Our share of outstanding debt at December 31, 2012, totaled $2.17 billion down from $2.41 billion at December 31, 2011 The availability under our credit facility stands at approximately $109.8 million at December 31, 2012, compared to $36.6 million at December 31, 2011 Based on our estimated valuation, leverage on real estate stood at 64.4% at December 31, 2012, an improvement from approximately 66.4% at December 31, 2011 As a result of the Paces West recapitalization that was completed on January 9, 2013, leverage on real estate was further reduced to 63.4%

Capital Markets Activity Debt Markets Credit availability is good Borrowing rates are better than good Recent Transaction - Wanamaker Office Building (Philadelphia, PA) January 11, 2013 - Financed $76.5 million under a Morgan Stanley CMBS loan for 10 years at a rate of 3.83% and repaid maturing debt Looking Forward 2013 One Financial Place - $160 million due August 9, 2013 Energy Centre - $46 million due December 11, 2013 2014 Three property loans totaling approximately $43 million and our credit facility – maturing mid to late 2014 .

Progress on Debt Maturities: 12/2011 to 1/2013 (In Millions) $78 = Troubled $199 = 222 S. Riverside $129 = The Terrace $100 = 1325 G. Street $150 = B of A Charlotte $100 = Fifth Third Cleveland & Columbus $66 = Three Parkway $81 = Other Note: Reflects our share of the Wanamaker refinancing(1) and the Paces West recapitalization(2) both completed in January 2013. (1) (2)

Key Areas of Focus – 2013 to 2015 Position the portfolio for strategic flexibility Manage liquidity Dispose of the remaining troubled assets Further reduce our geographic footprint Decrease ownership in select core markets Strengthen the balance sheet Lease the portfolio and increase occupancy Establish an independent identity for the company Explore opportunities for stockholder liquidity

Playback Information Representatives may log on to the protected portion of the Behringer Harvard website using their DST Vision ID for a playback of today’s call Shareholders should call toll free (855) 859-2056 and use passcode 81788212. Presentation available on our website at www.behringerharvard.com/reit1 under the heading ‘SEC Filings’ for the Form 8-K filing made today

Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Colorado Building
Washington, DC
1650 Arch Street
Philadelphia, PA
500 East Pratt Street
Baltimore, MD
City Hall Plaza
Manchester, NH
1325 G Street,
Washington, DC
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
222 S. Riverside
Chicago, IL
Three Eldridge Place
Houston, TX
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

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Playback Information Representatives may log on to the protected portion of the Behringer Harvard website using their DST Vision ID for a playback of today’s call Shareholders should call toll free (855) 859-2056 and use passcode 81788212. Presentation available on our website at www.behringerharvard.com/reit1 under the heading ‘SEC Filings’ for the Form 8-K filing made today